DoubleLine Funds Trust

DoubleLine Floating Rate Fund

Supplement dated February 1, 2013 to the Prospectus for Class I and Class N shares of

DoubleLine Floating Rate Fund (the “Fund”) dated February 1, 2013

This Supplement updates certain information contained in the above-dated Prospectus. Please review this important information carefully.

Shares of the Fund are only available for purchase by advisory clients of DoubleLine Capital LP (“DoubleLine Capital”) and its affiliates; employees and officers of DoubleLine Capital and its affiliates and their family members; and DoubleLine Capital and its affiliates. One or more of the Fund’s investors may control the Fund. A shareholder who beneficially owns 25% or more of the Fund is presumed to control the Fund. Persons controlling the Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

DLFRFPROSUP